SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.

[X] Definitive proxy statement.

[ ] Definitive additional materials.
[ ] Soliciting material under Rule 14a-12.

[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).


                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
 ------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                                345 Park Avenue,
                            New York, New York 10154

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 22, 2004

                                   ----------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Central Europe and Russia Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:30 P.M., New York time, on June 22, 2004 at 280 Park Avenue, 40th Floor West, New York, New York 10017 for the following purposes:

     1. To elect four (4) Directors, three to serve for a term of three years and one to serve for a term of one year and until their successors are elected and qualify.

     2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending October 31, 2004.

     3.  To act upon, if presented, a stockholder proposal.

     4. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

     Only holders of record of Common Stock at the close of business on April 30, 2004 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

     If you have any questions or need additional information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 445 Park Avenue, New York, New York 10022, or 1-800-654-2468.


                                              By Order of the Board of Directors

                                              Bruce A. Rosenblum
                                              Secretary

Dated: May 26, 2004

     Whether or not you expect to attend the meeting, please sign the enclosed proxy and promptly return it to the Fund. We ask your cooperation in mailing in your proxy promptly, so that the Fund does not incur any additional expenses of solicitation of proxies.

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                                345 Park Avenue,
                            New York, New York 10154

                         Annual Meeting of Stockholders
                                  June 22, 2004

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

     This Proxy Statement is furnished by the Board of Directors of The Central Europe and Russia Fund, Inc. (the "Board of Directors" or "Board"), a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:30 P.M., New York time, on June 22, 2004 at 280 Park Avenue, 40th Floor West, New York, New York 10017. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of four (4) directors of the Fund ("Directors") (Proposal 1), FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP as independent auditors for the Fund (Proposal 2) and AGAINST the stockholder proposal (Proposal 3). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed proxy or by attendance at the Meeting and voting in person.

     The close of business on April 30, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 10,197,209 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of proxy will first be mailed to stockholders on or about May 26, 2004.

     A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class I expires at the 2004 Annual Meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding annual meeting. Three Class I nominees and one Class II nominee are proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.


Information Regarding Directors and Officers

     The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Ambassador Burt, who was elected to the Board on June 30, 2000, Mr. Langhammer, who was elected to the Board on May 9, 2003, Mr. Cannon, who was elected to the Board on April 23, 2004, and Dr. Bock, who was elected to the Board on May 5, 2004.

Nominees Proposed for Election:

----------------------------------------------------------------------------------------------------------------------------------
                                                        Class I Directors
                                   (Term will Expire in 2004; Nominees for Term Expiring in 2007)
----------------------------------------------------------------------------------------------------------------------------------

                                                                           Number of
                                                                         Portfolios in                                 Shares
                                                                        Fund Complex(2)                              of Common
                                                                          Overseen by                                  Stock
                               Term of Office                             Director or    Other Directorships        Beneficially
Name, Address(1)  Position(s)  and Length of  Principal Occupation(s)    Nominee for     Held by Director or          Owned at
      & Age        with Fund    Time Served   During Past Five Years       Director     Nominee for Director      April 2, 2004(3)
---------------    ---------    -----------   ----------------------       --------     --------------------      ----------------
                                             Non-Interested Directors

Ambassador        Director     Since 2000    Chairman, Diligence LLC,         69      Director of The Germany           1,484
Richard R. Burt,                             formerly IEP Advisors, Inc.              Fund, Inc. (since 2000) and
57                                           (information collection,                 The New Germany Fund, Inc.
                                             analysis, consulting and                 (since 2004), as well as
                                             intelligence) (since 1998).              other funds in the Fund
                                             Chairman of the Board,                   Complex as indicated.(4)
                                             Weirton Steel Corp. (since               Board Member, IGT, Inc.
                                             1996). Partner, McKinsey &               (gaming technology) (since
                                             Company (1991-1994). U.S.                1995). Board Member,
                                             Ambassador to the Federal                Hollinger International
                                             Republic of Germany                      (printing and publishing)
                                             (1985-1989). Chairman, IEP               (since 1995). Board Member,
                                             Advisor, LLP (international              HCL Technologies, Inc.
                                             consulting).                             (information technology and
                                                                                      product engineering) (since
                                                                                      1999). Member, Textron
                                                                                      Corporation International
                                                                                      Advisory Council (aviation,
                                                                                      automotive, industrial
                                                                                      operations and finance)
                                                                                      (since 1996). Director,
                                                                                      UBS-Paine Webber family of
                                                                                      Mutual Funds.

John H. Cannon,   Director     Since 2004    Consultant (since 2002);          3      Director of The New Germany        None
 62                                          Vice President and                       Fund, Inc. (since 1990) and
                                             Treasurer Venator                        The Germany Fund, Inc.
                                             Group/Footlocker Inc.                    (since 2004).(4)
                                             (footwear retailer) (until
                                             2001).

----------------------------------------------------------------------------------------------------------------------------------
                                                        Class I Directors
                                   (Term will Expire in 2004; Nominees for Term Expiring in 2007)
----------------------------------------------------------------------------------------------------------------------------------

                                                                           Number of
                                                                         Portfolios in                                 Shares
                                                                        Fund Complex(2)                              of Common
                                                                          Overseen by                                  Stock
                               Term of Office                             Director or    Other Directorships        Beneficially
Name, Address(1)  Position(s)  and Length of  Principal Occupation(s)    Nominee for     Held by Director or          Owned at
      & Age        with Fund    Time Served   During Past Five Years       Director     Nominee for Director      April 2, 2004(3)
---------------    ---------    -----------   ----------------------       --------     --------------------      ----------------
                                                     Interested Directors(5)
Detlef Bierbaum,  Director     Since 1990    Partner of Sal. Oppenheim        2       Director of The Germany            None
61                                           Jr. & Cie KGaA (investment               Fund, Inc. (since 1986).(4)
                                             management).                             Member of Supervisory
                                                                                      Board, Tertia
                                                                                      Handelsbeteiligungsgesell-schaft
                                                                                      mbH (electronic retailer).
                                                                                      Member of Supervisory
                                                                                      Board, Douglas AG
                                                                                      (retailer). Member of
                                                                                      Supervisory Board, LVM
                                                                                      Landwirtschaftlicher
                                                                                      Versicherungsverein
                                                                                      (insurance). Member of
                                                                                      Supervisory Board, Monega
                                                                                      KAG (investment company).
                                                                                      Member of Supervisory
                                                                                      Board, AXA Investment
                                                                                      Managers GmbH (investment
                                                                                      company). Chairman of
                                                                                      Supervisory Board,
                                                                                      Oppenheim
                                                                                      Kapitalanlagegesellschaft
                                                                                      mbH (investment company).
                                                                                      Chairman of Supervisory
                                                                                      Board, Oppenheim
                                                                                      Immobilien-Kapitalanlagegesellschaft
                                                                                      mbH (investment company).
                                                                                      Member of Supervisory
                                                                                      Board, Oppenheim
                                                                                      Beteiligungs-AG (holding
                                                                                      company). Chairman of
                                                                                      Administrative Board,
                                                                                      Oppenheim Prumerica Asset
                                                                                      Management S.a.r.l.
                                                                                      (investment company).
                                                                                      Member of Supervisory
                                                                                      Board, Atradius N.V.
                                                                                      (insurance). Chairman of
                                                                                      the Advisory Board of DWS
                                                                                      Investment GmbH. Member of
                                                                                      the Board of Quindee REIT,
                                                                                      Toronto.

----------------------------------------------------------------------------------------------------------------------------------
                                                     Class II Directors
                                             (Nominees for Term Expiring in 2005)
----------------------------------------------------------------------------------------------------------------------------------

                                                                           Number of
                                                                         Portfolios in                                 Shares
                                                                        Fund Complex(2)                              of Common
                                                                          Overseen by                                  Stock
                               Term of Office                             Director or    Other Directorships        Beneficially
Name, Address(1)  Position(s)  and Length of  Principal Occupation(s)    Nominee for     Held by Director or          Owned at
      & Age        with Fund    Time Served   During Past Five Years       Director     Nominee for Director      April 2, 2004(3)
---------------    ---------    -----------   ----------------------       --------     --------------------      ----------------
                                                 Non-Interested Directors
Dr. Kurt W. Bock, Director     Since 2004    Member of the Board of            2      Director of The Germany            None
45(9)                                        Executive Directors and                  Fund, Inc. (since 2004).(4)
                                             CFO, BASF                                Member of the Supervisory
                                             Aktiengesellschaft (since                Boards of Wintershall AG
                                             2003); President, Logistics              (since 2003) and Basell
                                             and Information Services,                N.V. (since 2003). Member
                                             BASF Aktiengesellschaft                  of the Advisory Boards of
                                             (2000 to 2003); Chief                    WINGAS GmbH (since 2003),
                                             Financial Officer, BASF                  WIEH GmbH (since 2003),
                                             Corporation (1998 to 2000);              Landesbank
                                             Managing Director, Robert                Baden-Wurttemberg (since
                                             Bosch Ltda. (1996 to 1998);              2003), Initiative D21
                                             Senior Vice President,                   (since 2003), DBW ("Die
                                             Finance and Accounting,                  Betriebswirtschaft") (since
                                             Robert Bosch GmbH (1994 to               2003), and Gesellschaft fur
                                             1996); Senior Vice                       Unternehmensplanung (IUP)
                                             President, Finance, Robert               (since 2004). Member of the
                                             Bosch GmbH (1992 to 1994);               Boards of BASFIN
                                             Head of Technology,                      Corporation (since 2002),
                                             Planning and Controlling,                Deutsches Rechnungslegungs
                                             Engineering Plastics                     Standards Committee
                                             division, BASF                           ("DRSC") (since 2003),
                                             Aktiengesellschaft (1991 to              Schmalenbachgesellschaft
                                             1992); Executive Assistant               (since 2004), and Jacob
                                             to BASF's Chief Financial                Gould Schurman Stiftung
                                             Officer (1987 to 1991).                  (since 2004). Member of the
                                                                                      Trustees of Arbeitskreis
                                                                                      Evangelischer Unternehmer
                                                                                      ("AEU") (since 2003).

Directors whose term will continue:

----------------------------------------------------------------------------------------------------------------------------------
                                                    Class II Directors
                                                (Term will Expire in 2005)
----------------------------------------------------------------------------------------------------------------------------------

                                                                           Number of
                                                                         Portfolios in                                 Shares
                                                                        Fund Complex(2)                              of Common
                                                                          Overseen by                                  Stock
                               Term of Office                             Director or    Other Directorships        Beneficially
Name, Address(1)  Position(s)  and Length of  Principal Occupation(s)    Nominee for     Held by Director or          Owned at
      & Age        with Fund    Time Served   During Past Five Years       Director     Nominee for Director      April 2, 2004(3)
---------------    ---------    -----------   ----------------------       --------     --------------------      ----------------
                                                 Non-Interested Directors
Robert H.         Director     Since 1990    President, Robert H.             69      Director of The New Germany       3,140
Wadsworth, 64                                Wadsworth Associates, Inc.               Fund, Inc. (since 1992) and
                                             (consulting firm) (May 1983              The Germany Fund, Inc.
                                             to present). Formerly,                   (since 1986) as well as
                                             President and Trustee,                   other funds in the Fund
                                             Trust for Investment                     Complex as indicated.(4)
                                             Managers (registered
                                             investment companies)
                                             (April 1999-June 2002).
                                             President, Investment
                                             Company Administration,
                                             L.L.C. (January
                                             1992(6)-July 2001).
                                             President, Treasurer and
                                             Director, First Fund
                                             Distributors, Inc. (mutual
                                             fund distribution) (June
                                             1990-January 2002). Vice
                                             President, Professionally
                                             Managed Portfolios (May
                                             1991-January 2002) and
                                             Advisors Series Trust
                                             (registered investment
                                             companies) (October
                                             1996-January 2002).

                                                 Interested Directors(5)

John Bult, 68     Director     Since 1990    Chairman, PaineWebber             3      Director of The Germany           4,510
                                             International (since 1985).              Fund, Inc. (since 1986) and
                                                                                      The New Germany Fund, Inc.
                                                                                      (since 1990).(4) Director
                                                                                      of The France Growth Fund,
                                                                                      Inc. (closed-end fund).
                                                                                      Director of The Greater
                                                                                      China Fund, Inc.
                                                                                      (closed-end fund).

----------------------------------------------------------------------------------------------------------------------------------
                                                    Class III Directors
                                                (Term will Expire in 2006)
----------------------------------------------------------------------------------------------------------------------------------

                                                                           Number of
                                                                         Portfolios in                                 Shares
                                                                        Fund Complex(2)                              of Common
                                                                          Overseen by                                  Stock
                               Term of Office                             Director or    Other Directorships        Beneficially
Name, Address(1)  Position(s)  and Length of  Principal Occupation(s)    Nominee for     Held by Director or          Owned at
      & Age        with Fund    Time Served   During Past Five Years       Director     Nominee for Director      April 2, 2004(3)
---------------    ---------    -----------   ----------------------       --------     --------------------      ----------------
                                                 Non-Interested Directors

Fred H.           Director     Since 2003    Chief Executive Officer,          2      Director of The Germany            None
Langhammer,                                  The Estee Lauder Companies               Fund, Inc. (since 2003).(4)
60(7)                                        Inc. (manufacturer and                   Director, Gillette Company.
                                             marketer of cosmetics)                   Director, Inditex, S.A
                                             (since 2000), President                  (fashion manufacturer and
                                             (since 1995), Chief                      retailer). Director,
                                             Operating Officer                        German-American Chamber of
                                             (1985-1999), Managing                    Commerce, Inc. Co-Chairman,
                                             Director, operations in                  American Institute for
                                             Germany (1982-1985),                     Contemporary German Studies
                                             President, operations in                 at Johns Hopkins
                                             Japan (1975-1982).                       University. Senior Fellow,
                                                                                      Foreign Policy Association.
                                                                                      Director, Japan Society.


----------------------------------------------------------------------------------------------------------------------------------
                                                    Class III Directors
                                                (Term will Expire in 2006)
----------------------------------------------------------------------------------------------------------------------------------

                                                                           Number of
                                                                         Portfolios in                                 Shares
                                                                        Fund Complex(2)                              of Common
                                                                          Overseen by                                  Stock
                               Term of Office                             Director or    Other Directorships        Beneficially
Name, Address(1)  Position(s)  and Length of  Principal Occupation(s)    Nominee for     Held by Director or          Owned at
      & Age        with Fund    Time Served   During Past Five Years       Director     Nominee for Director      April 2, 2004(3)
---------------    ---------    -----------   ----------------------       --------     --------------------      ----------------
                                                 Non-Interested Directors

Werner Walbrol,   Director     Since 1990    President and Chief              3       Director of The Germany            1,918
66                                           Executive Officer, The                   Fund, Inc. (since 1986) and
                                             European American Chamber                The New Germany Fund, Inc.
                                             of Commerce, Inc. Senior                 (since 2004).(4) Director,
                                             Adviser, Coudert Brothers                TUV Rheinland of North
                                             LLP. Formerly, President                 America, Inc. (independent
                                             and Chief Executive                      testing and assessment
                                             Officer, The German                      services). President and
                                             American Chamber of                      Director, German-American
                                             Commerce, Inc.                           Partnership Program
                                                                                      (student exchange
                                                                                      programs). Director, AXA
                                                                                      Art Insurance Corporation
                                                                                      (fine art and collectible
                                                                                      insurer).

                                                 Interested Directors(5)

Christian H.      Director     Since 1990    Director (since 1999) and         3      Director of The Germany           1,110
Strenger, 60                                 Managing Director                        Fund, Inc. (since 1986) and
                                             (1991-1999) of DWS                       The New Germany Fund, Inc.
                                             Investment GmbH (investment              (since 1990).(4) Member,
                                             management).                             Supervisory Board, Fraport
                                                                                      AG (international airport
                                                                                      business). Board member,
                                                                                      Incepta PLC (media and
                                                                                      advertising).

----------------------------------------------------------------------------------------------------------------------------------
                                                  Executive Officers(8):
----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Shares
                                                                                             of Common
                                                                                               Stock
                                        Term of Office                                     Beneficially
                           Position(s)   and Length of    Principal Occupation(s)             Owned at
Name, Address(1) & Age      with Fund     Time Served     During Past Five Years          April 2, 2004(3)
----------------------      ---------     -----------     ----------------------          ----------------
Richard T. Hale, 58(10)   President and  Year to year     Managing Director, Deutsche          1,261
                          Chief          since 2001       Investment Management
                          Executive                       Americas Inc.
                          Officer                         (2003-present); Managing
                                                          Director, Deutsche Bank
                                                          Securities Inc. (formerly
                                                          Deutsche Banc Alex. Brown
                                                          Inc.) and Deutsche Asset
                                                          Management (1999 to
                                                          present); Director and
                                                          President, Investment
                                                          Company Capital Corp.
                                                          (registered investment
                                                          advisor) (1996 to present);
                                                          Director, Deutsche Global
                                                          Funds, Ltd. (2000 to
                                                          present); Director, Scudder
                                                          Global Opportunities Fund
                                                          (since 2003);
                                                          Director/Officer,
                                                          Deutsche/Scudder Mutual
                                                          Funds (various dates);
                                                          President, Montgomery
                                                          Street Income Securities,
                                                          Inc. (2002 to present)
                                                          (registered investment
                                                          companies); Vice President,
                                                          Deutsche Asset Management,
                                                          Inc. (2000 to present).
                                                          Formerly, Director, ISI
                                                          Family of Funds (registered
                                                          investment companies; 4
                                                          funds overseen)
                                                          (1992-1999); CABEI Fund
                                                          (2000 to 2004), North
                                                          American Income Fund (2000
                                                          to 2004) (registered
                                                          investment companies).

Vincent J. Esposito,      Vice President Year to year     Managing Director, Deutsche           None
47(11)                                   since 2003       Asset Management (2003 to
                                                          present). Formerly,
                                                          Managing Director and Head
                                                          of Relationship Management,
                                                          Putnam Investments (March
                                                          1999-2003) and Managing
                                                          Director and National Sales
                                                          Manager, Putnam Investments
                                                          (March 1997-March 1999).


----------------------------------------------------------------------------------------------------------------------------------
                                                  Executive Officers(8):
----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Shares
                                                                                             of Common
                                                                                               Stock
                                        Term of Office                                     Beneficially
                           Position(s)   and Length of    Principal Occupation(s)             Owned at
Name, Address(1) & Age      with Fund     Time Served     During Past Five Years          April 2, 2004(3)
----------------------      ---------     -----------     ----------------------          ----------------
Bruce A. Rosenblum, 43    Secretary      Year to year     Director, Deutsche Asset             None
                                         since 2003       Management (2002 to
                                                          present); prior thereto,
                                                          Vice President of Deutsche
                                                          Asset Management
                                                          (2000-2002); and partner
                                                          with the law firm of
                                                          Freedman, Levy, Kroll &
                                                          Simonds (1997-2000).

Charles A. Rizzo,         Chief          Year to year     Director, Deutsche Asset              None
46(11)                    Financial      since 2003       Management (April 2000 to
                          Officer and                     present). Formerly, Vice
                          Treasurer                       President and Department
                                                          Head, BT Alex. Brown
                                                          Incorporated (now Deutsche
                                                          Bank Securities Inc.)
                                                          (1998-1999); Senior
                                                          Manager, Coopers & Lybrand
                                                          L.L.P. (now
                                                          PricewaterhouseCoopers LLP)
                                                          (1993-1998).

Kathleen Sullivan         Assistant      Year to year     Director, Deutsche Asset             None
D'Eramo, 47(11)           Treasurer      since 2003       Management (2002 to
                                                          present). Formerly Senior
                                                          Vice President, Zurich
                                                          Scudder Investments
                                                          (2000-2002); Vice
                                                          President, Zurich Scudder
                                                          Investments and its
                                                          predecessor companies
                                                          (1995-2000).

----------
(1) The mailing address of all directors and officers with respect to Fund operations is c/o Deutsche Bank Securities, Inc., 345 Park Avenue, New York, New York 10154.
(2) Includes The Germany Fund, Inc. and The New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager. It also includes 201 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.
(3) All Directors and Executive Officers as a group (14 persons) owned 13,423 shares which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.
(4) The New Germany Fund, Inc. and The Germany Fund, Inc. are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager. Messrs. Burt and Wadsworth also serve as Directors/Trustees of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Asset Management Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Portfolios Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserve Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp., each an indirect, wholly-owned subsidiary of Deutsche Bank AG.
(5) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie. KGaA, which engages in brokerage with the Fund and other accounts managed by the investment adviser and manager; and Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities LLC, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.
(6)  Inception date of corporation which was predecessor to the LLC.
(7) In December 2001, Mr. Langhammer's two adult children borrowed $1 million from a Deutsche Bank Group company. As of April 1, 2004 the loan was fully paid off.
(8) Each also serving as an officer of The Germany Fund, Inc. and The New Germany Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.
(9) Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock's employer.
(10) Mr. Hale announced his intent to retire effective June 18, 2004. In connection with his retirement, we anticipate that Mr. Hale will resign as President and CEO of the Fund as of that date. The Board of Directors will consider a replacement for Mr. Hale at its Board Meeting on July 12, 2004.
(11) Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.

     The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:


                                                                          Aggregate Dollar Range of Equity
                                                                         Securities in All Funds Overseen by
                                               Dollar Range of Equity     Director or Nominee in Family of
      Name of Director or Nominee             Securities in the Fund(1)     Investment Companies(1), (2)
      --------------------------                --------------------       -------------------------------
      Detlef Bierbaum                                   None                            None
      Dr. Kurt W. Bock                                  None                            None
      John Bult                                     over $100,000                   over $100,000
      Ambassador Richard R. Burt                  $10,001 - $50,000              $50,001 - $100,000
      John H. Cannon                                    None                      $10,001 - $50,000
      Fred H. Langhammer                                None                            None
      Christian H. Strenger                       $10,001 - $50,000               $10,001 - $50,000
      Robert H. Wadsworth                        $50,001 - $100,000                 over $100,000
      Werner Walbrol                             $50,001 - $100,000              $50,001 - $100,000

----------
(1)  Valuation date is April 2, 2004.
(2) The Family of Investment Companies consists of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.

     The Board of Directors presently has four standing committees including an audit committee (the "Audit Committee"), an advisory committee (the "Advisory Committee"), an executive committee (the "Executive Committee") and a nominating committee (the "Nominating Committee").

     The Audit Committee, comprising Messrs. Burt, Cannon, Wadsworth and Walbrol, operates pursuant to a written charter which is attached hereto as Exhibit A. The Audit Committee's organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are "independent" as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that each of Messrs. Cannon and Wadsworth meets the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission ("SEC"). Although the Board has determined that these individuals meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. They are not auditors or accountants, do not perform "field work" and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an "expert" for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met four times during the fiscal year ended October 31, 2003.

     The Advisory Committee, comprising Messrs. Bierbaum, Burt, Wadsworth and Walbrol, makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. ("DBSI") and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met once during the past fiscal year.

     The Executive Committee, comprising Messrs. Burt, Strenger, Wadsworth and Walbrol, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. During the past fiscal year the Executive Committee did not meet.

     The Nominating Committee, comprising Messrs. Burt, Wadsworth and Walbrol, operates pursuant to a written charter which is attached hereto as Exhibit B. The Board has determined that each of the members is not an "interested person" as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Nominating Committee's organization and responsibilities are set forth in the Nominating Committee Charter. Generally, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board. To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund's By-laws. The relevant portions of the Fund's By-laws describing these requirements are included as Exhibit C. The Nominating Committee may also take into account additional factors listed in the Nominating Committee Charter, which generally relate to the nominee's industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an "independent director."

     The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The relevant portions describing these requirements are included as Exhibit C. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating Committee met twice during the past fiscal year.

     All members on each of the four committees of the Board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the Executive Committee, and Mr. Bierbaum, an interested person, is a member of the Advisory Committee).

     During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director that served as a Director during the past fiscal year attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent travel to the Annual Meeting of Stockholders is reasonable for that Director. Two Directors attended the 2003 Annual Meeting of Stockholders.

     To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors of the Fund or an individual Director and the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

     The Fund pays each of its Directors who is not an interested person of the Fund, the investment adviser or the manager an annual fee of $7,500 plus $750 for each Board and Committee meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Effective as of April 24, 2002, no Director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and, effective as of January 1, 2002, no such Director receives more than the annual fee of two funds. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. These three funds, together with 201 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC. The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended October 31, 2003, and (b) the total compensation from the Fund Complex that includes the Fund for its fiscal year ended October 31, 2003, and such other funds for the year ended December 31, 2003, for each Director who is not an interested person of the Fund, and for all such Directors as a group:


                                               Aggregate Compensation            Total Compensation
            Name of Director                          From Fund                   From Fund Complex
             ---------------                   ----------------------            -------------------
      Ambassador Richard R. Burt                      $15,750                         $168,640
      John H. Cannon                                     None                         $ 16,500
      Fred H. Langhammer                              $ 6,500                         $ 13,000
      Eggert Voscherau(1)                             $ 5,000                         $ 10,000
      Robert H. Wadsworth                             $11,750                         $170,000
      Werner Walbrol                                  $16,500                         $ 34,500
                                                      -------                         --------
                        Total                         $55,500                         $412,640
                                                      =======                         ========

----------
(1) Mr. Voscherau resigned as a Director of the Fund, effective May 5, 2004.

     No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund or of any entity of the Deutsche Bank Group.

             The Board unanimously recommends a vote FOR Proposal 1.

     Required Vote. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions will have no effect on the result of the vote.

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has approved PricewaterhouseCoopers LLP (the "Firm" or "PwC") as independent auditors for the Fund for the fiscal year ending October 31, 2004. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have ratified the appointment of PwC as the Fund's independent auditors for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent auditors for the Fund since inception.

     Neither our charter nor By-laws requires that the stockholders ratify the appointment of PwC as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

     Required Vote. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for the Fund for the fiscal year ending October 31, 2004. For purposes of Proposal 2, abstentions will have no effect on the result of the vote.

           INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT AUDITORS

     The following table shows fees paid to PwC by the Fund during the Fund's two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund's manager and investment adviser and certain entities controlling, controlled by, or under common control with the manager and investment adviser that provide ongoing services to the Fund (collectively, the "Adviser Entities"), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board will review, at least annually, whether PwC's receipt of non-audit fees from the Fund, the Fund's manager, the Fund's investment adviser and all Adviser Entities is compatible with maintaining PwC's independence.

                         Audit Fees(1)   Audit Related Fees(2)         Tax Fees(3)           All Other Fees(4)
                         -------------   ---------------------     ------------------       --------------------
                                                     Adviser                  Adviser                  Adviser
                             Fund         Fund      Entities       Fund      Entities       Fund      Entities
                             ----         ----      --------       ----      --------       ----      --------
2003....................    $63,500        --          --         $ 9,267       --           --          --

2002....................    $55,923        --          --         $12,034       --           --          --

----------
(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."
(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

     Audit Committee Pre Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund's independent auditors and (ii) all non-audit services to be performed by the Fund's independent auditors for the Fund's investment adviser or any Adviser Entities with respect to operations and financial reporting of the Fund. The Chair of the Audit Committee may approve or deny the request to engage the auditors to provide any fund services or fund-related services that are not listed on the pre-approved list if the cost associated with the request is $50,000 or less, or at the Chair's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to the Fund and all non-audit services to the Adviser Entities that relate directly to the Fund's operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee. The engagement of the auditors to provide certain services customarily required by a Fund in the ordinary course of its operation or by an Adviser Entity in the ordinary course of its operation is approved by the Audit Committee subject to pre-determined dollar limits. In all cases where an Adviser Entity engages the auditors to provide audit or non-audit services not previously described here and the projected fees for such engagement exceed $25,000, the auditors will notify the Audit Committee not later than their next meeting.

     All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Fund and to the Advisor Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for the Fund.

           Fiscal Year                      Aggregate Non-Audit Fees
           -----------                      ------------------------
             2003                                  $1,255,167
             2002                                  $  378,792

                             AUDIT COMMITTEE REPORT

     The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent auditors' qualifications and independence; and (iv) the performance of the independent auditors; and 2) to prepare this report. Each member of the Audit Committee is "independent," as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter, a copy of which is attached as Exhibit A to this Proxy Statement. As set forth in the Audit Committee Charter, management of the Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund's financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund's annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with Management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Fund's investment adviser, manager or to any entity controlling, controlled by or under common control with the Fund's investment adviser or manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit
Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors their independence.

     The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. The Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended October 31, 2003.

Submitted by the Audit Committee
of the Fund's Board of Directors

Ambassador Richard R. Burt
John Cannon
Robert H. Wadsworth
Werner Walbrol

              INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

Adviser

     The Fund entered into an investment advisory agreement with Deutsche Asset Management International GmbH ("DeAM"), with principal offices located at Mainzer Landstrasse 178-190, 60327 Frankfurt am Main, Germany (at the time of execution of the agreement, DB Capital Management International GmbH) on March 6, 1990. This agreement continues in effect for successive twelve-month periods from its initial term, but only if the agreement is approved for continuance annually by the Fund's board of directors in accordance with the requirements of the Investment Company Act. Pursuant to the Investment Advisory Agreement, DeAM, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Fund's manager, Deutsche Bank Securities Inc. ("DBSI"), with respect to the Fund's investments and, upon instructions given by DBSI as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Advisory Agreement was last submitted to a vote of the Fund's stockholders for approval on June 21, 1991. The Board of Directors, at its meeting on April 23, 2004, resolved to continue the Investment Advisory Agreement. Since neither DeAM nor DBSI is willing to provide services separately, each agreement provides that it shall automatically terminate upon assignment or upon termination of the other agreement.

     DeAM, a corporation organized under the laws of the Federal Republic of Germany ("Germany"), is a wholly-owned subsidiary of DB Financial Services Holding GmbH ("DBFSH"). DBFSH is a wholly-owned subsidiary of DB Capital Markets (Deutschland) GmbH ("DBCM"), which is a wholly-owned subsidiary of Deutsche Bank A.G. The principal corporate offices of DBFSH and DBCM are Mainzer Landstrasse 12 D 60325, Frankfurt am Main Germany. DeAM provides international portfolio management services to institutional investors worldwide. As of December 31, 2003, funds worth $8.7 billion were managed by DeAM for institutional accounts in more than ten countries, including the United States. DeAM also serves as investment adviser for The Germany Fund, Inc. and The New Germany Fund, Inc., which are closed-end registered investment companies, whose shares are traded on the New York Stock Exchange ("NYSE").

     With total assets of approximately $1.0 trillion, Deutsche Bank AG is the largest commercial and investment bank in Germany and a leading European financial institution, and is ranked among the world's largest banks in terms of total assets as of December 31, 2003. Its principal corporate offices are located at Taunusanlage 12, 60325

Frankfurt am Main, Germany. Deutsche Bank AG and certain of its affiliates are engaged in the management of client funds as well as investment advisory activities. The total amount of funds under management by Deutsche Bank AG and its affiliates was approximately $714 billion as of December 31, 2003. Its shares trade on exchanges including the Frankfurt Stock Exchange, NYSE and Xetra (German Stock Exchange).

     Certain information regarding the principal executive officers of DeAM is set forth below. DeAM does not have a supervisory board of directors.


           Name and Address                    Principal Occupation
           ----------------                    --------------------
     Hans-Joerg Baumann                        Managing Director,
     Mainzer Landstrasse 178-190               DeAM
     60327 Frankfurt am Main
     Germany

     Herbert Michel                            Managing Director,
     Mainzer Landstrasse 178-190               DeAM
     60327 Frankfurt am Main
     Germany

     Dr.  Klaus  Moessle                       Managing  Director,
     Mainzer  Landstrasse 178-190              DeAM
     60327 Frankfurt am Main Germany

     Christophe Bernard                        Managing Director, Chief
     Mainzer Landstrasse 178-190               Investment Officer
     60327 Frankfurt am Main                   DeAM
     Germany

     Ralf Ring                                 Head of Compliance
     Mainzer Landstrasse 178-190               DeAM
     60327 Frankfurt am Main
     Germany

     Marcus Goering                            Managing Director, Chief
     Mainzer Landstrasse 178-190               Operating Officer, Head of Legal
     60327 Frankfurt am Main                   DeAM
     Germany

     Frank Scheidig                            Managing Director
     Mainzer Landstrasse 178-190               DeAM
     60327 Frankfurt am Main
     Germany

     Markus Oliver Behrens                     Managing Director
     Mainzer Landstrasse 178-190               DeAM
     60327 Frankfurt am Main
     Germany

Manager
     The Fund entered into a management agreement with DBSI, with principal offices located at 60 Wall Street, New York, New York (at the time of execution of the agreement, Deutsche Bank Capital Corporation) on March 6, 1990. This agreement continues in effect for successive twelve-month periods from its initial term, but only if the agreement is approved for continuance annually by the Fund's Board of Directors in accordance with the requirements of the Investment Company Act. Pursuant to the Management Agreement, DBSI is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by DeAM, determines suitable securities for investment by the Fund. It (i) handles the Fund's relationships with its stockholders, including stockholder inquiries relating to the Fund, (ii) is responsible for, arranges and monitors compliance with regulatory requirements and NYSE listing requirements and (iii) negotiates contractual arrangements with third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. DBSI provides office facilities and personnel to carry out these services, together with clerical and bookkeeping services which are not being furnished by the Fund's custodian or transfer and dividend-paying agent. In addition, DBSI (i) determines and publishes the Fund's net asset value in accordance with its policy as adopted from time to time by the Board of Directors, (ii) establishes the Fund's operating expense budgets and authorizes the payment of actual operating expenses incurred, (iii) calculates the amounts of dividends and distributions to be declared and paid to the Fund's stockholders, (iv) provides the board of directors with financial analyses and reports necessary for the board to fulfill its fiduciary responsibilities, (v) maintains the books and records of the Fund required by the Investment Company Act (other than those being maintained by the Fund's custodian and transfer and dividend-paying agent and registrar, as to which DBSI oversees such maintenance), (vi) prepares the Fund's United States federal, state and local income tax returns, (vii) prepares financial information for the Fund's proxy statements and quarterly and annual reports to stockholders and (viii) prepares the Fund's reports to the SEC. The Management Agreement was last submitted to a vote of the Fund's stockholders for approval on June 21, 1991. The Board of Directors, at its meeting on April 23, 2004, resolved to continue the Management Agreement.

     DBSI is a wholly-owned subsidiary of DB U.S. Financial Markets Holding Corporation ("DBUSH"). DBUSH is a wholly-owned subsidiary of Taunus Corporation ("Taunus"), which is a wholly-owned subsidiary of Deutsche Bank AG. DBUSH and Taunus each have principal corporate offices at 60 Wall Street, New York, New York 10005. DBSI is engaged in the securities underwriting, investment advisory and securities brokerage business, and is a member of the NYSE and other principal United States stock exchanges. DBSI also serves as manager for The Germany Fund, Inc. and The New Germany Fund, Inc., which are closed-end registered investment companies.

     Certain  information   regarding  the  directors  and  principal  executive
officers of DBSI is set forth below.


           Name and Address                  Principal Occupation
           ----------------                  --------------------
     Seth H. Waugh                       Chairman, Board of Directors
     60 Wall Street
     New York, New York 10005

     Michael Ray Colon                   Member, Board of Directors
     60 Wall Street
     New York, New York 10005

     Marc Pfeffer                        Member, Board of Directors
     60 Wall Street
     New York, New York 10005

     Charles von Arentschildt            Member, Board of Directors;
     60 Wall Street                      President and Chief Executive
     New York, New York 10005            Officer

     Richard W. Ferguson                 Managing Director and Treasurer
     60 Wall Street
     New York, New York 10005

     Michael Kiernan                     Managing Director and Chief
     60 Wall Street                      Operations Officer
     New York, New York 10005

     Eric Gallinek                       Managing Director and Chief
     60 Wall Street                      Compliance Officer
     New York, New York 10005

     Christopher J. Mahon                Managing Director and Co-Chief
     60 Wall Street                      Compliance Officer
     New York, New York 10005

     John J. Rioux                       Managing Director and Co-Chief
     60 Wall Street                      Compliance Officer
     New York, New York 10005

     Robert Michael Broughton            Director and Chief Financial Officer
     60 Wall Street
     New York, New York 10005

     Greg Eickbush                       Director and Chief Operating Officer
     60 Wall Street
     New York, New York 10005

     James T. Byrne, Jr.                 Secretary
     60 Wall Street
     New York, New York 10005

     Sonja K. Olsen                      Assistant Secretary
     60 Wall Street
     New York, New York 10005

Investment Advisory Agreement, Management Agreement and Fees

     Each year, the Board of Directors calls and holds a meeting to decide whether to renew the Investment Advisory Agreement and the Management Agreement (copies of which are attached hereto as Exhibits D and E, respectively). In preparation for the meeting, the Advisory Committee of the Board (consisting exclusively of non-interested directors) requests and reviews a wide variety of materials provided by DeAM and DBSI, as well as extensive data provided by third parties, and the Advisory Committee receives advice from counsel to the non-interested directors. Upon completion of its review, the Advisory Committee makes a recommendation to the Board of Directors regarding continuation of the Investment Advisory Agreement and the Management Agreement. At its meeting on April 22, 2004, the Advisory Committee recommended continuation of these Agreements. At its meeting on April 23, 2004, the Board of Directors, including all non-interested members, approved the continuation of the Investment Advisory Agreement and the Management Agreement. The Advisory Committee's recommendation and the Board's approval were made after careful consideration of many different factors including: (i) the performance of the Fund versus the performance of other funds in the Fund's peer group and in comparison to relevant market indices, (ii) the investment objective and policies of the Fund, (iii) the nature, extent and quality of the service provided by DeAM and DBSI, (iv) the qualifications and experience of investment personnel of DeAM and DBSI, (v) the excellent reputation and overall financial condition of DeAM and DBSI, (vi) the access to the extensive research and other resources of Deutsche Bank Group,
(vii) the investment advisory fee and management fee and the fees paid to other advisors and managers, (viii) other expenses of the Fund and the comparative expense ratios of other similar closed-end funds, (ix) the profitability of DeAM and DBSI with respect to the Fund, (x) indirect benefits to affiliates of DeAM and DBSI, such as brokerage, (xi) the extent to which DeAM and DBSI have realized or will realize economies of scale as the Fund grows, and (xii) the benefits of continuity in services to be provided by DeAM and DBSI. After evaluating the investment advisory relationship and management relationship under such factors, the Advisory Committee recommended, and the Board, including the non-interested members, determined that it was satisfied with the nature and quality of services provided by DBSI and DeAM, and that the fees charged for these services were reasonable. Accordingly, the Advisory Committee voted unanimously to recommend continuation of, and the Board voted unanimously to continue, the Investment Advisory Agreement and the Management Agreement.

     Summarized below is information about the advisory fees of DeAM and the management fees of DBSI with respect to the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc.:


                            The Fund                     The Germany Fund, Inc.      The New Germany Fund, Inc.
                            --------                     ----------------------      --------------------------

Net assets at April 2, 2004 $286,418,813.29              $124,314,263.13             $238,790,051.38

Rate of advisory fees       Annual rate of 0.35% of the Fund's average weekly net assets up to $100 million
of DeAM(1)                  and 0.25% of such assets in excess of $100 million, computed on the basis of net asset value at the end of each week and payable at the end of each calendar month.

Rate of management          Annual rate of 0.65% of      Annual rate of 0.65% of     Annual rate of 0.65% of
fees of DBSI(1)             the Fund's average           the Fund's average          the Fund's average
                            weekly net assets up to      weekly net assets up to     weekly net assets up to
                            $100 million and 0.55%       $50 million and 0.55%       $100 million, 0.55%
                            of such assets in excess     of such assets in excess    of such assets in excess
                            of $100 million, computed    of $50 million, computed    of $100 million and
                            in each case on the basis    in each case on the basis   up to $500 million and
                            of net asset value at the    of net asset value at the   0.50% of such assets in
                            end of each week and         end of each week and        excess of $500 million,
                            payable at the end of each   payable at the end of each  computed in each case
                            calendar month.              calendar month.             on the basis of net asset
                                                                                     value at the end of each
                                                                                     week and payable at the
                                                                                     end of each calendar
                                                                                     month.

----------
(1) Neither DeAM nor DBSI waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

     During the fiscal year ended October 31, 2003, the Fund paid aggregate amounts of $469,148 and $911,794 to DeAM and DBSI, respectively, in respect of fees. In addition, during such period, the Fund paid an aggregate amount of $5,665 in brokerage commissions to Deutsche Bank AG or its affiliates, which constituted approximately 3.49% of the Fund's aggregate brokerage commissions of $162,271.

     Subject to best price together with efficient execution, orders are placed with brokers and dealers who supply research, market and statistical information ("research" as defined in Section 28(e) of the Exchange Act) to the Fund, its manager and investment adviser. The Fund's commissions to such brokers may not represent the lowest obtainable commission rates, although they must be reasonable in relation to the benefits received. The research may be used by the Fund's manager and investment adviser in advising other clients. Conversely, the information provided to our manager and investment adviser by brokers and dealers through whom their other clients effect securities transactions may be useful to them in providing investment advice to the Fund. Although research from brokers and dealers may be useful to the Fund's manager and investment adviser, it is only supplementary to their own efforts. For the fiscal year ended October 31, 2003, transactions in the Fund's portfolio securities with associated brokerage commissions of approximately $162,271 were allocated to persons or firms supplying research to the Fund, its manager or its investment adviser.

     Neither DeAM nor DBSI is liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement or the Management Agreement, respectively, relates, except for any loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Investment Advisory Agreement or the Management Agreement, respectively, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act).

     The Investment Advisory Agreement and the Management Agreement provide that DeAM and DBSI, respectively, each bears all expenses of all employees and overhead incurred by it in connection with its duties thereunder. DBSI pays all salaries and fees of the Fund's directors and officers who are "interested persons" (as such term is defined in the 1940 Act) of DBSI. The Fund bears all of its own expenses, including, but not limited to, the following: expenses of organizing the Fund, fees and out-of-pocket travel expenses of the Fund's directors who are not "interested persons" (as such term is defined in the 1940
Act) of any other party and other expenses incurred by the Fund in connection with directors' meetings, interest expense, taxes and governmental fees, brokerage commissions incurred in acquiring or disposing of the Fund's portfolio securities, membership dues to professional organizations, premiums allocable to fidelity bond insurance coverage, expenses of preparing stock certificates, expenses of registering and qualifying the Fund's shares for sale with the SEC and in various states and foreign jurisdictions, charges and expenses of the Fund's legal counsel and independent auditors, Custodian and Transfer and Dividend-Paying Agent, expenses of obtaining and maintaining stock exchange listings of the Fund's shares, and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

     The services of DeAM and DBSI under the Investment Advisory Agreement and Management Agreement, respectively, are not deemed to be exclusive, and nothing in the Investment Advisory Agreement or the Management Agreement prevents any party, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of DeAM or DBSI desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, such purchases and sales will, to the extent feasible, be allocated among such clients and the Fund in a manner believed by DeAM or DBSI, respectively, to be equitable to such clients. The allocation of securities may adversely affect the price and quantity of purchases and sales of securities by the Fund.

                        PROPOSAL 3: STOCKHOLDER PROPOSAL

     A beneficial owner (the "proponent") of Common Stock of the Fund has informed the Fund that he intends to present a proposal for action at the Meeting. The proponent's name and address and the number of shares owned by him will be furnished by the Secretary of the Fund upon request.

     RESOLVED:   The  investment   advisory  agreement  between  Deutsche  Asset
Management International GmbH and the Fund shall be terminated.

                              SUPPORTING STATEMENT

     My goal is to enable all stockholders of the Fund to realize net asset value ("NAV") for their shares. The surest way to achieve this is to convert the Fund to an open-end fund (or to merge it into an existing open-end fund). If the Fund is open-ended, every shareholder will be able to redeem his shares at NAV.

     I believe that the current investment advisor, Deutsche Asset Management International GmbH, is the main impediment to open-ending because of its fear that its management fees may decline if we are able to redeem our shares at NAV. We need to remove this impediment to increase the value of our shares. Passage of this proposal would not result in the immediate open-ending of the Fund but would give the Board of Directors the chance to quickly hire a new investment advisor who is amendable to open-ending the fund or to do whatever is necessary to enhance shareholder value even if that means diminished fees. In the UK, Austria, Germany or even the United States there are a lot of investment advisers available with a better track record that would be glad to advise this fund.

     The meager measures like buy-backs meant to narrow the Fund's persistent discount have not accomplished much. The Fund is still trading at a discount above the average of World Equity Funds. The planned capital increase will increase the discount if it is not connected with provisions that the funds market price will not be allowed to be less than a certain percentage of the funds NAV. We deserve an investment advisor who is more concerned with increasing shareholder value than its own fees.

                  OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

     For the reasons discussed below, your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.

     Your Board of Directors believes that this proposal is misleading. The "main impediment" to open-ending the Fund is not its investment adviser. That decision rests entirely with your independent Directors, subject to approval by stockholders owning a majority of the outstanding shares. By law, your independent Directors must apply their business judgment to look solely after your interests as stockholders. Your Directors believe the Fund is most effectively continued in its original, closed-end format. It is improper to suggest the investment adviser controls the decision. We urge you to keep this important fact in mind in considering our reasons for voting against the proposal below.

     Wrong Means to the Wrong End. This proposal wrongly states that terminating the investment adviser will lead to open-ending the Fund. It will not do that, but it could harm your investment. Here are the facts.

     If approved by stockholders, this proposal would directly terminate the investment advisory agreement with your Fund's investment adviser. Your Fund's investment process would therefore be disrupted since a new adviser would have to be hired and may have a different investment approach. The Fund would incur expenses because under the Investment Company Act, a new agreement would require another stockholder approval.

     Furthermore, open-ending the Fund could frustrate its basic investment objective. Open-end funds often must make involuntary portfolio sales to meet redemption requests. In Central Europe and Russia, where the Fund primarily invests, the markets are not as liquid as the more mature markets of Western Europe. The Fund's current closed-end format gives stockholders their liquidity through the ability to sell their shares on the NYSE rather than through redemptions, and is better suited to investing in less liquid markets. The Fund can invest for the long term and not worry about raising short-term cash to meet redemptions. For the fiscal year ended October 31, 2003, the Fund's total return based on net asset value rose 44.9% and its total return based on its share price rose by 60.4%. Over the same period, the Fund's benchmark rose by only 40.7%.

     The person behind this proposal is seeking to make use of a stockholder right under the Investment Company Act of 1940 -- the right to terminate an investment advisory agreement -- to achieve the completely unrelated goal of open-ending your Fund for short-term gain at the expense of remaining stockholders.

     The proposal is the wrong means to the wrong end. It will not cause open-ending, but it could disrupt your Fund's investment program.


          Your Board unanimously recommends a vote AGAINST Proposal 3.

     Required Vote. Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund which, as defined by the 1940 Act, means the vote of (1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund, whichever is less. Abstentions and broker non- votes will have the same effect as votes against the proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 24, 2004 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of Deutsche Asset Management International GmbH, the Fund's investment adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank Securities Inc., the Fund's manager, is located at 60 Wall Street, New York, New York 10005.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 30(h) of the Investment Company Act of 1940, as amended, and the rules under Section 16 of the Securities Exchange Act of 1934, as amended, require that Directors and Officers of the Fund timely file certain reports regarding ownership of, and transactions in, the Fund's securities with the SEC. During the fiscal year 2003, initial reports of beneficial ownership of securities on Form 3 were inadvertently filed late on behalf of Fred Langhammer, a Director of the Fund, and Eggert Voscherau, a former Director of the Fund.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the meeting.

                              STOCKHOLDER PROPOSALS

     In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2004 Annual Meeting, the proposals must be received at The Central Europe and Russia Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, Attention: Secretary, on or before January 26, 2005.

     In addition, the Fund's By-laws currently provide that if a stockholder desires to bring business (including director nominations) before the 2005 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the By-laws must be delivered to the Fund's Secretary, at the principal executive offices of the Fund, between January 26, 2005 and February 25, 2005. For additional requirements, the stockholder may refer to the By-laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the By-laws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2003 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The Central Europe and Russia Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund's web site: www.ceefund.com.

                                                  Bruce A. Rosenblum
                                                  Secretary

Dated: May 26, 2004

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy and return it to the Fund.

                                                                       EXHIBIT A

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                                 (the "Company")

                             AUDIT COMMITTEE CHARTER
                (Amended and Restated as of October 31, 2003; and
                       further amended on April 23, 2004)

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.(1) The Board of Directors (the "Board") shall determine that each member is "financially literate," and that at least one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board in its business judgment, and whether any member of the Audit Committee is an "audit committee financial expert," as defined by the Securities and Exchange Commission (the "SEC"). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

     No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. The Board has determined that simultaneous service on the audit committees of The New Germany Fund, Inc. and The Germany Fund, Inc. (the "Related Funds") would not impair a director's ability to effectively serve on the Audit Committee because, among other reasons, the boards of directors and audit committees of all three closed-end funds generally meet concurrently, have substantial director overlaps, have common service providers, and have many operating, financial reporting and accounting issues in common. The Board has further determined that service on the Audit Committee of the Company and the audit committees of the Related Funds should be considered service on a single public company audit committee for purposes of the three-audit committee limitation.

     Members shall be appointed by the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

     The Board shall designate one member of the Audit Committee as its chairperson.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to:

     1. assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors; and

     2. prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.
----------
(1) In order to satisfy Rule 10A-3 of the 1934 Act, a member of the Audit Committee may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than (a) director's fees and (b) any other regular benefits that other directors receive, or (2) be an "interested person" of the Company as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and
     (iii) representations made by management as to any non-audit services provided by the auditors to the Company, to the Company's investment manager or investment adviser or any entity in a control relationship with the investment manager or investment adviser, or to the Company's custodian (including sub-custodians).

     The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the (a) Company, (b) the Company's investment manager or investment adviser, and (c) any entity in a control relationship with the investment manager or investment adviser, whether or not it provides services to the Company, and including at least the matters set forth in Independence Standards Board No. 1. The description of relationships should include a description of the non-audit services, including the fees associated therewith, that were not pre-approved by the Company's Audit Committee.

     The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service;
     (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service. The statement as to (ii), (iii) and (iv) should include (and separately disclose) fees billed in each of the last two fiscal years for the indicated services to (a) the Company, (b) the Company's investment manager and investment adviser, and (c) any entity in a control relationship with the investment manager or investment adviser that provides ongoing services to the Company.

III. Meetings of the Audit Committee: The Audit Committee shall meet semi-annually or more frequently if circumstances dictate, to discuss with management and the independent auditor the annual audited financial statements and to address the matters set forth in Article IV. The Audit Committee should meet separately at least annually with each of management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1.    with respect to the independent auditors,

            (i) to be directly responsible for the appointment, retention, compensation, and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; provided that the auditor appointment shall be subject to ratification by the Board;

            (ii) to be directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm, other than the independent auditors, engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall report directly to the Audit Committee;

            (iii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company's investment manager and investment adviser and any entity in a control relationship with the investment manager or investment adviser that provides ongoing services to the Company;

            (iv) to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

            (v) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

            (vi) to review and evaluate the qualifications, performance and independence of the independent auditors, as well as the lead partner of the independent auditors;

            (vii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and

            (viii) to take into account the opinions of  management in assessing the independent auditors' qualifications, performance and independence;

      2. with respect to financial reporting principles and policies and internal audit controls and procedures,

            (i) to advise management, relevant service providers and the independent auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's and/or applicable service providers' responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU
                   Section 380), as may be modified or supplemented, including reports and communications related to:

                   o deficiencies noted in the audit in the design or operation of internal controls;

                   o    consideration of fraud in a financial statement audit;

                   o    detection of illegal acts;

                   o the independent auditors' responsibility under generally accepted auditing standards;

                   o    any restriction on audit scope;

                   o    significant accounting policies;

                   o significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

                   o    management judgments and accounting estimates;

                   o any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

                   o the responsibility of the independent auditor for other information in documents containing audited financial statements;

                   o    disagreements with management;

                   o    consultation by management with other accountants;

                   o    major  issues   discussed  with   management   prior  to
                        retention of the independent auditors;

                   o difficulties encountered with management in performing the audit;

                   o    the   independent    auditors'   judgments   about   the
                        preferability, not just acceptability, of the Company's accounting principles; and

                   o    reviews,  if  any,  of  interim  financial   information
                        conducted in accordance with generally accepted auditing standards by the independent auditors;

            (iii) to meet with management, the independent auditors and, if appropriate, the relevant service providers:

                   o    to discuss the scope of the annual audit;

                   o to discuss the annual audited financial statements and any interim financial statements;

                   o to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, relevant service providers or the independent auditors, relating to the Company's financial statements;

                   o to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

                   o to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

                   o to review the form of opinion the independent auditors propose to render to the Board and stockholders;

                   o to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives on the financial statements of the Company;

                   o to discuss allocations of expenses between the Company and other entities;

                   o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                   o to discuss with management and the independent auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services; and

                   o to discuss with independent auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

            (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or service providers that have a significant role in the Company's internal control over financial reporting;

            (v) to discuss with management and any relevant service providers the semi-annual financial statements at the next Audit Committee meeting following their issuance;

            (vi) to discuss guidelines and policies governing the process by which management of the Company and the relevant service providers of the Company assess and manage the Company's exposure to risk, and to discuss the Company's most significant financial risk exposures and the steps management has taken to monitor and control such exposures;

            (vii) to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

            (viii) to discuss  with the  respective  counsel for the Company and the investment manager any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

            (ix) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Company, the investment manager or investment adviser, or employees of any other service provider that provides accounting related services to the Company, of concerns regarding questionable accounting or auditing matters;

            (x) to consider any reports concerning material violations submitted to the Audit Committee by the Company's Chief Legal Officer, counsel for service providers or outside counsel pursuant to the SEC attorney professional responsibility rules, any service provider's attorney reporting policy (which may be broader than the SEC rules) or otherwise and determine what action or response is necessary or appropriate; and

            (xi) to review policies of the investment manager and investment adviser, and any entity within the Company's Investment Company Complex, as such term is defined in Rule 2-01(f)(14) of Regulation S-X, for hiring employees or former employees of the independent auditors whose responsibilities are to include an accounting role or financial reporting oversight role with respect to the Company;

      3.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board in selecting the principal accounting officer of the Company;

            (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

            (iii) to review this charter at least annually and recommend any changes to the full Board;

            (iv) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

            (v) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

V. Delegation to Subcommittee: The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized any member of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisers, as it deems necessary or appropriate, without seeking approval of the Board or management. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

                                                                       EXHIBIT B

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                                  (the "Fund")

                          NOMINATING COMMITTEE CHARTER
                         (Adopted as of April 23, 2004)

      The Board of Directors (the "Board") of the Fund has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the Board.


Statement of Purposes and Responsibilities

      The primary purposes and responsibilities of the Committee are:

      (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created;

      (ii) to consider all candidates proposed to become members of the Board, subject to applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the procedures and policies set forth in this Charter and the Fund's annual proxy statement;

      (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors;

      (iv) in the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, to make a recommendation to the Board as to the class of directors in which the individual should serve;

      (v) to make recommendations to the Board from time to time as to any changes that the Committee believes to be desirable to the provisions of the Fund's By-laws regarding minimum standards and qualifications for service as a Director on the Board or to any charter of committees of the Board regarding minimum standards and qualifications for service as a committee member, and to recommend to the Board, or to set, any additional standards or qualifications considered necessary or desirable for service as a Director on the Board or as a member of a committee of the Board;

      (vi) to identify Board members qualified to fill vacancies on any committee of the Board, taking into account any qualifications or other criteria set forth in the charter of that committee, and to recommend that the Board appoint the identified member or members to that committee;

      (vii) to make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

      (viii) to review with counsel, at least annually, each Director's affiliations and relationships for purposes of determining whether such Director is a person who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

      (ix) to assist management in the preparation of the disclosure in the Fund's annual proxy statement regarding the operations of the Committee; and

      (x) to perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board or committee members.

Organization and Governance

      The Committee shall consist solely of three or more members of the Board. The Committee must consist entirely of Board members who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"). Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

      One or more members of the Committee may be designated by the Board as the Committee's chairperson or co-chairperson, as the case may be.

      The Committee shall meet at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Committee meetings shall be held in accordance with the Fund's By-laws.

Criteria for Director Nominees

      To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge, as defined in the Fund's By-laws, and must not have any Conflict of Interest, as defined in the Fund's By-laws. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Committee in its sole discretion. The Committee may also take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

      In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's Directors, (ii) the Fund's officers, (ii) the Fund's investment manager, investment adviser or their affiliates, (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, siblings, uncles, aunts, grandparents, nieces and nephews. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

      The  Committee  will consider  nominee  candidates  properly  submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in this Charter and the Fund's annual proxy statement, including the requirements that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

Delegation to Subcommittee

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

                                                                       EXHIBIT C


                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                               EXCERPTS OF BY-LAWS
               (as Amended and Restated as of January 31, 2000 and
                       further amended on July 16, 2001)

Article II

      Section 13. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

            (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph
      (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of "Relevant Experience and Country Knowledge" in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a "Conflict of Interest" as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and

      (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's stock ledgers and a current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

            (3) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with
      Article  III,  Section  2  of  these  Bylaws,   and  there  is  no  public
      announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year's annual meeting, a stockholder's notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

      (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this
Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

      (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

            (2) For purposes of this Section 13, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

            (3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this
      Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Article III

      Section 3. Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, (d) December 31 of the year in which he or she shall have reached 70 years of age, or (e) his or her removal; provided that clause (d) shall not apply to any person who was a Director on October 15, 1999 or to any person who the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person's prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person's services as a Director. The determination described in the previous sentence shall be made on or before July 31 of the year in which the Director in question reaches the age specified in clause (d). To be eligible for nomination as a director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge (as defined below) and must not have any Conflict of Interest (as defined below). Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

      "Relevant Experience and Country Knowledge" means experience in business, investment, economic or political matters of Germany or the United States through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

      (1) senior executive officer or partner of a financial or industrial business headquartered in Germany that has annual revenues of at least the equivalent of US $500 million,

      (2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of European business operations,

      (3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in Germany and that have at least the equivalent of US $250 million in combined total assets of their own,

      (4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of German companies or securities principally traded in Germany under discretionary management for others,

      (5) senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and (b) whose principal responsibility involves or involved providing services involving European matters for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1)-(4) above,

      (6) senior official (including ambassador or minister) in the national government, a government agency or the central bank of Germany or the United States, in a major supranational agency or organization of which Germany or the United States is a member, or in a leading international trade organization relating to Germany or the United States, in each case in the area of finance, economics, trade or foreign relations, or

      (7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term "financial or industrial business" includes a financial or industrial business unit within a larger enterprise; the term "investment businesses or vehicles" includes an investment business unit or investment vehicle within a larger enterprise; the term "investment management business" includes an investment management business unit within a larger enterprise; and the term "investment vehicle" includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

      "Conflict of Interest" means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

      (1) current position as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of German companies or securities principally traded in German markets and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation,

      (2) current position as a director, officer, partner or employee of the sponsor or equivalent of an investment vehicle described in the previous point, or

      (3)   current  position  as  an  official  of  a  governmental  agency  or
            self-regulatory  body  having   responsibility  for  regulating  the
            Corporation or the markets in which it proposes to invest.

                                                                       EXHIBIT D

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT dated as of March 6, 1990, between The Future Germany Fund, Inc., a Maryland corporation ("Fund"), and DB Capital Management International GmbH, a West German corporation ("CMI").

      WHEREAS, the Fund is a non diversified closed end management company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain CMI to render certain specified investment advisory services to the Fund; and

      WHEREAS, CMI is willing to render such services if and so long as a certain Management Agreement, dated as of March 6, 1990, between the Fund and Deutsche Bank Capital Corporation ("DBCC") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

      1. Investment Adviser. CMI, in accordance with the Fund's stated investment objectives, policies and limitations, will make recommendations with respect to the Fund's investments and, upon instructions given by DBCC as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

      2. Fees and Expenses.

            2.1 The Fund will pay CMI an annual advisory fee hereunder of 0.35% of the Fund's average weekly net assets up to U.S. $100 million and 0.25% of such assets in excess of U.S. $100 million, computed by DBCC on the basis of net asset value at the end of each week and payable at the end of each calendar month.

            2.2 CMI shall bear all expenses of its employees and overhead incurred by it in connection with its duties under this Agreement. The Fund will indemnify CMI for all taxes (other than income taxes), duties, charges, fees and expenses (including, without limitation, broker fees, dealer fees, clearing bank fees and legal fees) CMI incurs in connection with the services provided under this Agreement. The obligations contained in this clause shall survive the termination of this Agreement.

            2.3 Payments to CMI shall be made in U.S. Dollars to its account with Deutsche Bank AG, New York branch.

      3. Liability.

            3.1 Neither CMI nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except (i) that CMI shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the 1940 Act, and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the
      Investment Company Act), or (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

            3.2 CMI does not assume responsibility for the acts or omissions of any other person.

            3.3 CMI shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, riot, or damage caused by nature or due to other events for which it is not responsible (e.g., strike, lock out or acts of domestic or foreign authorities).

      4. Services Not Exclusive. It is understood that the services of CMI are not deemed to be exclusive, and nothing in this Agreement shall prevent CMI or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of CMI desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by CMI to be equitable to such clients.

      5. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given (1) to the Fund at 31 West 52nd Street, New York, New York 10019, Attention: Secretary; and (2) to CMI at Taunusanlage 12, D 6000 Frankfurt am Main 1, Attention: Managing Director, Investment Policy Committee.

      6. Miscellaneous.

            6.1 This Agreement is effective March 6, 1990, and shall continue in effect until the earlier of March 5, 1992 or the first annual meeting of the Fund's stockholders after the effective date of the Fund's Registration Statement on Form N 2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approval of the continuance of this Agreement shall be confirmed to CMI by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not less than sixty days' prior written notice to CMI, or by CMI upon not less than sixty days' written notice to the Fund.

            This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the Investment Company Act) by either party, or
      (ii) upon termination of the Management Agreement dated as of March 6, 1990, between the Fund and DBCC.

            6.2 This Agreement shall be construed in accordance with the laws of the Federal Republic of Germany.

            6.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            6.4 If any provisions of this Agreement shall be held or made invalid, in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

            6.5 Nothing herein shall be construed as constituting CMI an agent of the Fund.

            6.6  CMI  shall  be   entitled  to  rely  on  any  notice  or  other
      communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                          THE FUTURE GERMANY FUND, INC.

                                          By: /s/ R. GAMBEE
                                              --------------------------
                                              Name: R. Gambee
                                              Title: VP, Secy, Treas.


                                          DB CAPITAL MANAGEMENT
                                          INTERNATIONAL GmbH

                                          By: /s/ M. TINTILNOT
                                              --------------------------
                                              Name:
                                              Title: Managing Director

                                                                       EXHIBIT E

                              MANAGEMENT AGREEMENT

      AGREEMENT  dated as of March 6, 1990,  between  The Future  Germany  Fund,
Inc.,  a  Maryland   corporation   (the  "Fund"),   and  Deutsche  Bank  Capital
Corporation, a New York corporation ("Deutsche Bank Capital").

      WHEREAS, the Fund is a non diversified closed end management company registered under the Investment Company Act of Investment Company, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain Deutsche Bank Capital to render certain specified management services to the Fund; and

      WHEREAS, Deutsche Bank Capital is willing to render such services if and so long as the Investment Advisory Agreement, dated as of March 6, 1990, between the Fund and DB Capital Management International GmbH ("CMI") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

            1. Manager. Deutsche Bank Capital shall be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors of the Fund and pursuant to recommendations made by CMI, will determine suitable securities for investment by the Fund. It will handle the Fund's relationships with its shareholders including responding to shareholder inquiries relating to the Fund, be responsible for, arrange and monitor compliance with regulatory requirements and compliance with New York Stock Exchange listing requirements and negotiate contractual arrangements with third party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. Deutsche Bank Capital will also provide office facilities and personnel adequate to perform these services, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian or transfer and dividend paying agent. Deutsche Bank Capital will also determine and publish the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors; establish the Fund's operating expense budgets and authorize the payment of actual operating expenses incurred; calculate the amount of dividends and distributions to be declared and paid to the Fund's shareholders; provide to the Board of Directors those financial analyses and reports necessary for the Board to fulfill their fiduciary responsibilities; maintain the books and records of the Fund required under Rule 31a 1 under the Investment Company Act (other than those being maintained by the Fund's custodians and transfer and dividend paying agent, as to which Deutsche Bank Capital will oversee such maintenance); prepare the Fund's U.S. federal, state and local income tax returns; prepare the financial information for the Fund's proxy statements and quarterly and annual reports to shareholders; and prepare the Fund's reports to the Securities and Exchange Commission.

            2. Fees. The Fund will pay Deutsche Bank Capital an annual management fee hereunder of .65% of the Fund's average weekly net assets up to U.S. $100 million and .55% of such assets in excess of U.S. $100 million, computed on the basis of net asset value at the end of each week and payable at the end of each calendar month.

            3. Expenses. Deutsche Bank Capital shall bear all expenses of its employees and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the Investment Company
      Act) of Deutsche Bank Capital. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund's directors who are not interested persons (as defined in the Investment Company Act) of any other party; out of pocket travel expenses for all directors who are not interested persons (as defined in the Investment Company Act) of any other party and other expenses incurred by the Fund in connection with meetings of directors; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; charges and expenses of the Fund's legal counsel and independent auditors; custodian, dividend paying and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

      4. Liability.

            4.1 Neither Deutsche Bank Capital nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except (i) that Deutsche Bank Capital shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the Investment Company Act and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or
      (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

            4.2 Deutsche Bank Capital does not assume responsibility for the acts or omissions of any other person.

      5. Services Not Exclusive. It is understood that the services of Deutsche Bank Capital are not deemed to be exclusive, and nothing in this Agreement shall prevent Deutsche Bank Capital, or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of Deutsche Bank Capital desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by Deutsche Bank Capital to be equitable to such clients.

      6. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Deutsche Bank Capital at 31 West 52nd Street, New York, New York 10019, Attention: Office of Funds Administration; and
(2) to the Fund at 31 West 52nd  Street,  New York,  New York 10019,  Attention:
Secretary.

      7. Miscellaneous.

            7.1 This Agreement is effective March 6, 1990, and shall continue in effect until the earlier of March 5, 1992 or the first annual meeting of Fund's stockholders after the effective date of the Fund's Registration Statement on Form N 2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approval of the continuance of this Agreement shall be confirmed to Deutsche Bank Capital by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not less than sixty days' prior written notice to

      Deutsche Bank Capital, or by Deutsche Bank Capital upon not less than sixty days' written notice to the Fund. This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the Investment Company Act) by either party, or (ii) upon termination of the Investment Advisory Agreement, dated as of March 6, 1990, between the Fund and CMI.

            7.2 This Agreement shall be construed in accordance with the laws of the State of New York.

            7.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            7.4 If any provisions of this Agreement shall be held or made invalid in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

            7.5 Nothing herein shall be construed as constituting Deutsche Bank Capital an agent of the Fund.

            7.6 Deutsche Bank Capital shall be entitled to rely on any notice or communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                               THE FUTURE GERMANY FUND, INC.

                                               By: /s/ R. GAMBEE
                                                   --------------------------
                                                   Name: R. Gambee
                                                   Title: VP, Secy, Treas.

                                               DEUTSCHE BANK CAPITAL CORPORATION

                                               By: /s/ KELLER
                                                   --------------------------
                                                   Name: M. Keller
                                                   Title: EVP Equities Dept.

                                     [LOGO]

PROXY                 THE CENTRAL EUROPE AND RUSSIA FUND, INC.

          This proxy is solicited on behalf of the Board of Directors.

     The undersigned stockholder of The Central Europe and Russia Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Bruce A. Rosenblum and Patricia Rosch Carrington, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:30 P.M., New York time, on June 22, 2004 at 280 Park Avenue, 40th Floor West, New York, New York 10017 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

     The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "For" each of the nominees for director, "For" Proposal 2 and "Against" Proposal 3 as described in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

1. |_| FOR each of the nominees    |_| WITHHOLD AUTHORITY   |_| FOR all nominees
       for director listed below.      as to all listed         except as marked
                                       nominees.                to the contrary
                                                                below.

        (Instructions: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                                 Detlef Bierbaum
                                Dr. Kurt W. Bock
                           Ambassador Richard R. Burt
                                 John H. Cannon

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

        2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending October 31, 2004.

        |_| FOR                   |_| AGAINST                  |_| ABSTAIN

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3

--------------------------------------------------------------------------------
        3. To approve a Stockholder proposal to terminate the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH.

        |_| FOR                   |_| AGAINST                  |_| ABSTAIN
--------------------------------------------------------------------------------

        4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

    Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                    ____________________________________________
                                                  Signature

                                    ____________________________________________
                                         Signature, if held jointly

                                    Dated: _______________________________, 2004